Registration No. 002-572097

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐

(This is an initial filing)

POST-EFFECTIVE AMENDMENT NO.	☐

Davis Government Money Market Fund

An authorized series of

Davis Series, Inc.

(Exact Name of Registrant as Specified in Charter)

2949 E. Elvira Suite 101

Tucson, AZ 85756

(Address of Principal Executive Offices)

(520) 434-3771

(Registrant’s Telephone Number)

Agents for Service:

Thomas D. Tays, Esq.

Davis Selected Advisers, L.P.

2949 E. Elvira Road, Suite 101

Tucson, Arizona 85756

520-434-3771

-or-

Arthur Don

Greenberg Traurig LLP

77 West Wacker Drive

Suite 3100

Chicago, Illinois 60601

312-456-8438

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Davis Government Money Market Fund Class A shares Davis Government Money Market Fund is an authorized series of Davis Series, Inc.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents of Registration Statement

Proxy Card

Shareholder Letter

Q&A

Notice of Meeting

Part A

Proxy Statement for Davis Series, Inc., on behalf of its series Davis Government Money Market Fund.

Part B

Statement of Additional Information

Part C

Other Information

Signatures

Exhibits

Transmittal letter

FORMS OF PROXY CARD

SELECTED DAILY GOVERNMENT FUND

AN AUTHORIZED SERIES OF

SELECTED CAPITAL PRESERVATON TRUST

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 17, 2013

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus. The undersigned, revoking all previous proxies, hereby appoints Thomas Tays, Sharra Haynes, and Ryan Charles and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Meeting of Shareholders of Selected Daily Government Fund (“SDGF” or the “Fund”) to be held at the offices of Davis Selected Advisers, L.P. 3601 E Britannia, Tucson, Arizona 85756, at 8:30 a.m., Mountain Standard time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “For” Proposal 1.

VOTE VIA THE INTERNET: www.eproxyvote.com/davis

VOTE VIA THE TELEPHONE: 1-866-977-7699

Note: Please sign exactly as your name(s) appear on this card.

Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer.

Fiduciaries should give full titles.

Signature

Signature of Joint Owners, if any

Important Notice Regarding the Availability of Proxy Materials for

Selected Daily Government Fund

Special Meeting of Shareholders to Be Held on December 17, 2013.

The Proxy Statement for this meeting is available at: https://www.eproxyvote.com/davis

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE PERSON
Log on to:	Call 1-866-977-7699	Vote, sign and date this Proxy	Attend Shareholder Meeting

www.eproxyvote.com/davis	Follow the recorded	Card and return in the	3601 E Britannia

Follow the on-screen instructions	Instructions	postage-paid envelope	Tucson, AZ 85706

available 24 hours	available 24 hours		on December 17, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve a proposed Agreement and Plan of Reorganization (the “Agreement”) between Selected Daily Government Fund (“SDGF”) and Davis Government Money Market Fund (“DGMMF”).The Agreement contemplates the transfer to DGMMF of all the assets of SDGF in exchange solely for shares of beneficial interest of DGMMF and the assumption by DGMMF of all of SDGF’s liabilities. The Agreement further contemplates the distribution of such shares to the shareholders of SDGF, and the liquidation and dissolution of SDGF.	☐	☐	☐

IMPORTANT

Shareholders can help Selected Daily Government Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.

PLEASE SIGN AND DATE BEFORE MAILING.

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

Selected Daily Government Fund

An authorized series of

Selected Capital Preservation Trust

2949 E. Elvira Road, Suite 101

Tucson, AZ 85756

October 25, 2013

Dear Shareholder:

I am writing to let you know that a special meeting of the shareholders of Selected Daily Government Fund, an authorized series of Selected Capital Preservation Trust (“SDGF”) will be held on December 17, 2013. The purpose of the meeting is to vote on a proposal to reorganize SDGF into Davis Government Money Market Fund, an authorized series of Davis Series Fund, Inc. (“DGMMF” or the “DGMMF”). Shareholders of the SDGF have the opportunity to voice their opinion on this matter that materially affects SDGF. In this proposed transaction, you would become a shareholder of the DGMMF. The value of your account in the DGMMF on the date of the closing of the transaction would be the same as the value of your SDGF account balance immediately before the transaction. Davis Selected Advisers, L.P. is the investment adviser to both SDGF and the DGMMF.

The Board of Trustees for SDGF has carefully reviewed the proposed transaction and has determined that the reorganization is in the best interest of SDGF and its shareholders. Therefore, the Board of Trustees of SDGF recommends that you vote “FOR” the proposal.

The DGMMF will provide shareholders with a money market fund that is managed in a similar fashion as SDGF and with similar money market fund features (such as checkwriting privileges). If shareholders do not approve the contemplated transaction, SDGF’s Board of Trustees and investment adviser will have to consider other strategic alternatives, including liquidating SDGF.

Enclosed you will find various materials, including a Proxy Statement, DGMMF’s Summary Prospectus and proxy ballot, for this special meeting. The materials provide you with detailed information about the transaction, including the reasons why the Boards of Trustees of SDGF believe that the reorganization is in the best interest of SDGF and its shareholders. The Board of Trustees of SDGF urges you to vote in favor of this proposed reorganization.

Every vote counts! We urge you to vote as soon as possible. Your vote is important, regardless of the number of shares you own. You are entitled to one vote for each dollar of net asset value that you own of SDGF on the record date October 25, 2013.

To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage paid envelope included in this package. You may also vote your shares by telephone or through the Internet. If you have questions, please call us, toll free, at 800/243-1575. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ James McMonagle

James McMonagle

Chairman of the Board of Trustees

Important information to help you understand and vote on the proposal

Please read the full text of the Proxy Statement/Prospectus. Below is a brief overview of the proposal to be voted upon. Your vote is important.

What am I being asked to vote on?

You are being asked to vote on a reorganization of Selected Daily Government Fund (“SDGF”) into Davis Government Money Market Fund (“DGMMF” or jointly the “Funds”). Specifically, you are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the “Agreement”) that provides for the transfer to DGMMF of all the assets of SDGF in exchange solely for Class A shares of DGMMF and the assumption by DGMMF of all of the SDGF’s liabilities. SDGF will then distribute such shares to its shareholders in liquidation of SDGF.

Has Selected Daily Government Fund’s Board of Trustees approved the reorganization?

Yes. The Board of Trustees for SDGF has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed reorganization?

SDGF is too small to operate economically. Davis Selected Advisers, L.P., SDGF’s investment adviser, is currently waiving its management fee and reimbursing other Fund expenses in order to preserve SDGF’s $1.00 net asset value.

DGMMF is a larger money market fund also investing solely in government securities and also managed by Davis Selected Advisers, L.P. With a merger current SDGF shareholders would continue to hold shares in a similarly managed fund with similar privileges.

Does DGMMF have a similar investment objective and policies?

Yes. Both Funds are money market funds (both seek to maintain a $1.00 net asset value per share) investing exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities.

How do the expense structures of the Funds compare?

As more fully discussed below, the expense structure of DGMMF before fee waivers or expense reimbursements is lower than the expense structure of SDGF (0.64% for DGMMF Class A shares versus 1.55% SDGF Class S shares and 0.75% SDGF Class D shares). The Net Expense fee after fee waivers or reimbursements is (0.05% for DGMMF Class A shares versus 0.02% for SDGF’s Class S and Class D shares). Due to the fact that Davis Selected Advisers, L.P. is currently waiving its management fee and subsidizing the other expenses of both Funds, there would not be an immediate impact on the net expense ratio.

How will the merger affect my exchange privileges?

The Funds have different exchange options. SDGF is part of the Selected Funds family of funds and shares of SDGF may be exchanged for shares of other members of the Selected Funds family of funds, but not the Davis Funds family of funds. DGMMF is part of the Davis Funds family of funds and shares of DGMMF may be exchanged for shares of other members of the Davis Funds family of funds but not the Selected Funds family of funds. Selected Funds offer shares on a “No-Load” basis without charging a front-end, back-end, or continuing sales charge. Davis Funds offer shares on a “load” basis charging either a front-end, back-end, or continuing sales charge. If share of DGMMF acquired in the merger are exchanged for other Davis Funds, the exchange may be subject to a sales charge.

Will the investment manager for Davis Government Money Market Fund be the same as for Selected Daily Government Fund?

Yes. Davis Selected Advisers, L.P. is the investment adviser for both SDGF and DGMMF.

Is the reorganization a taxable event for federal income tax purposes?

No. Typically a fund reorganization transaction does not result in a gain or loss for federal or state income tax purposes.

What if there are not enough votes of SDGF’s shareholders to approve the reorganization?

If there are not enough votes to approve SDGF’s proposal by the time of the shareholder meeting (December 17, 2013), the meeting may be adjourned to permit further solicitation of proxy votes. If SDGF’s shareholders do not ultimately approve the proposal, SDGF’s Board of Trustees and investment adviser will have to consider other strategic alternatives for SDGF, including possibly liquidating SDGF.

Who will pay the costs associated with obtaining shareholder approval for the proposed reorganizations?

The Boards of Trustees of SDGF have determined that the expenses associated with obtaining shareholder approval of the proposed reorganization, including printing and mailing of this Proxy Statement/Prospectus, are appropriate expenses for SDGF to incur (given that Davis Selected Advisers, L.P. has undertaken to reimburse expenses in order to maintain SDGF’s $1.00 per share net asset value, practically all expenses of the proposed reorganization will be reimbursed by Davis Selected Advisers, L.P.) . We estimate these costs will be between $xxx and $xx.

How many votes am I entitled to cast?

Each whole share of SDGF you held as of the close of business on the Record Date (October 25, 2013) is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

How do I vote my shares?

You can vote your shares by mail, Internet, telephone or attending the Special Meeting in person. To vote by Internet (24 hours a day) please visit the website address that is listed on your proxy card and follow the on-screen instructions. To vote by telephone (24 hours a day) please call the toll-free number listed on the proxy card and follow the recorded instructions. When voting by Internet or by telephone you will be required to enter the identifying number that appears on your proxy card(s). You can vote by mail by completing, signing and dating the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Proxy cards that are signed and dated, but not completed, will be voted “For” the reorganization. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 800-243-1575.

You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please take a few minutes to read the enclosed material and vote your shares.

How do I sign the proxy card?

When voting by Internet or telephone you will be required to enter the identifying number that appears on your proxy card. If voting by mail please complete, sign and date the proxy card(s). When signing the proxy card:

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint accounts: Either owner may sign, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “John Doe, Trustee.”

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

December 17, 2013

To the shareholders:

Notice is given that a meeting of shareholders (the “Special Meeting”) of Selected Daily Government Fund (“SDGF” or the “Fund” ) will be held on December 17, 2013, at the offices of Davis Selected Advisers, L.P., 3601 E Britannia, Tucson, Arizona 85706, at 8:30 a.m., Mountain Standard time, and at any adjournment or adjournments thereof, for the following purposes:

(1)	To approve a proposed Agreement and Plan of Reorganization and Liquidation(the “Agreement”) between SDGF and Davis Government Money Market Fund (“DGMMF”).The Agreement contemplates the transfer to DGMMF of all the assets of SDGF in exchange solely for Class A shares of DGMMF and the assumption by DGMMF of all of SDGF’s liabilities. The Agreement further contemplates the distribution of DGMMF Class A shares to the shareholders of SDGF, and the liquidation and dissolution of SDGF.

(2)	To consider and act upon any other business as may properly come before the Special Meetings and any adjournment or adjournments thereof.

The proposed business cannot be conducted for SDGF at its shareholder meeting unless the required quorum of its shares on October 25, 2013, (the “Record Date”) is present in person or by proxy. Therefore, please mark, sign, date and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. If you owned shares in more than one class on the Record Date, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof.

By order of the Boards of Trustees of SDGF,

/s/ Thomas Tays

Thomas Tays

Secretary of Selected Daily Government Fund

Shareholders are invited to attend the meeting in person. However, you may vote prior to the meeting by telephone, the Internet or by returning the completed proxy card. Your vote is important no matter how many shares you owned on the record date.

Important

You can help SDGF avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed insert; (b) by accessing the Internet website as described in the enclosed insert; or (c) by signing, dating and returning the proxy card(s) in the enclosed postage-paid envelope.

PROXY STATEMENT/PROSPECTUS

RELATING TO THE ACQUISITION OF ASSETS OF

SELECTED DAILY GOVERNMENT FUND

AN AUTHORIZED SERIES OF

SELECTED CAPITAL PRESERVATION TRUST

BY AND IN EXCHANGE FOR CLASS A SHARES OF

DAVIS GOVERNMENT MONEY MARKET FUND

AN AUTHORIZED SERIES OF

DAVIS SERIES, INC.

ADDRESS FOR BOTH FUNDS:

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

(800) 243-1575

This Proxy Statement/Prospectus is being furnished to shareholders of Selected Daily Government Fund (“SDGF” or the “Fund”) in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees for use at a Special Meeting of shareholders of SDGF and at any adjournments thereof (each a “Special Meeting”). The Special Meeting of SDGF will be held on December 17, 2013 at 8:30 a.m. Mountain Standard time at the offices of Davis Selected Advisers, L.P., (“Davis”) 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85756.

As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meetings is to vote on an Agreement and Plan of Reorganization and Liquidation (the “Agreement”) relating to the proposed acquisition of SDGF by Davis Government Money Market Fund (“DGMMF”). As the context requires, the term “Reorganization” is used in this Proxy Statement/Prospectus to describe the transaction contemplated by the Agreement.

This Proxy Statement/Prospectus relates to the proposed transfer to the DGMMF of all of the assets of SDGF, in exchange for shares of beneficial interest of DGMMF and the assumption by DGMMF of the Fund’s liabilities. The shares of DGMMF will then be distributed to the shareholders of SDGF in conjunction with the liquidation and dissolution of the Funds. As a result of the Reorganization, each shareholder of SDGF would receive one share of beneficial interest of DGMMF Class A shares for each share of beneficial interest such shareholder holds in SDGF.

The Board of Trustees of SDGF and the Board of Directors of DGMMF (jointly “the Boards”) believe that the Reorganization is in the best interest of each of the Funds and that the interests of the respective Fund’s shareholders will not be diluted as a result of the Reorganization. The current gross expense ratio of DGMMF (before advisory fee waivers and expense reimbursements) is lower than the current gross expense ratio of SDGF (before advisor fee waivers and expense reimbursements). Davis is currently waiving its advisory fee and subsidizing the other expenses of both Funds, which reduces the Funds’ net expense ratios and is intended to preserve the $1.00 per share net asset value of both Funds.

For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Funds and their shareholders. Both Funds are money market funds investing solely in government securities which seek to maintain a net asset value of $1.00 per share. SDGF’s investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity. DGMMF’s investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

This Proxy Statement/Prospectus sets forth concisely information about DGMMF that shareholders of the SDGF should know before investing and should be read and retained by investors for future reference. Copies of the prospectus for DGMMF, dated May 1, 2013, have been filed with the Securities and Exchange Commission (the “SEC”), are enclosed with this Proxy Statement/Prospectus, and are incorporated by reference herein.

A Statement of Additional Information dated November xx, 2013, relating to this Proxy Statement/Prospectus, has been filed with the SEC and is incorporated by reference herein. A Statement of Additional Information for DGMMF dated May 1, 2013, containing additional and more detailed information about DGMMF, has been filed with the SEC and is incorporated by reference herein.

In addition, the prospectus for SDGF dated May 1, 2013, as supplemented to date, which has been previously delivered to shareholders, and the Statement of Additional Information for SDGF, also dated May 1, 2013, as supplemented to date, have been filed with the SEC and are incorporated by reference herein. The annual report for SDGF for the fiscal years ended December 31, 2012, and the semi-annual report for the six months ended June 30, 2013, have been previously mailed to shareholders and filed with the SEC.

Copies of these documents are available without charge and can be obtained by writing to the secretary of the applicable Funds at 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85756 or by calling Investor Services, toll free, at 1-800-243-1575. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov . You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov .

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Proxy Statement/Prospectus is dated November xx, 2013.

APPENDICES

Appendix A – Form of Agreement and Plan of Reorganization and Liquidation

Appendix B – Comparison of Fundamental Investment Policies

Appendix C – Summary Comparison of Governing Documents and State Law

I. PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDTON

A. OVERVIEW

At a meeting held on October 25, 2013, the Board of Trustees of SDGF, including all of the Trustees who are not “interested persons” (the “Independent Directors”), as that term is defined in Section 2(a)(19) of the 1940 Act, considered and approved an Agreement and Plan of Reorganization and Liquidation, a copy of which is attached to this proxy statement as Appendix A .. If the Reorganization is approved and implemented, shareholders of SDGF will become shareholders of DGMMF. SDGF and DGMMF are both money market funds (both seek to maintain a $1.00 net asset value per share) investing exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. Both Funds have the same investment adviser, Davis, See discussion below for further details.

The Board of Trustees of SDGF recommends that the shareholders of SDGF vote “FOR” the Agreement and the resulting Reorganization.

B. COMPARISON FEE TABLE AND EXAMPLES

The following shareholders’ fees (paid directly from your investment) are the same for SDGF and DGMMF.

	SDGF	SDGF	DGMMF
	Class S	Class D	Class A
Maximum initial sales charge on purchases (as a percentage of offering price)	none	none	none
Maximum contingent deferred sales charge	none	none	none
Redemption or exchange fees	none	none	none

The information in the following tables reflects annual fund operating expenses for SDGF Class S shares, SDGF Class D shares and DGMMF Class A shares annual fund operating expenses (deducted from fund assets) as of June 30, 2013. Gross expense ratios do not reflect fee waivers and expense reimbursements by Davis intended to maintain the Funds’ net asset value at $1.00 per share.

DGMMF’s Gross Expense Ratios are not expected to materially change as a result of the merger with SDGF.

	SDGF	SDGF	DGMMF
	Class S	Class D	Class A
Gross Expense Ratios
Management fees	0.30%	0.30%	0.50%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%
Other expenses	0.85%	0.40%	0.13%
Total annual fund operating expenses*	1.40%	0.70%	0.63%

Comparison of Advisory Fee and Breakpoint Schedules

Set forth below is the advisory fee and breakpoint schedule from DGMMF’s Investment Advisory Agreement and SDGF’s Management Agreement. The agreements for SDGF and DGMMF sets forth a monthly advisory fee calculated at an annual rate according to the following schedules.

Davis Government Money Market Fund

Annual Rate	Net Assets of Fund
0.50% of	First $250 million
0.45% of	Next $250 million
0.40% of	Over $500 million

Fee expressed as a percentage of net assets

Selected Daily Government Fund pays Davis a flat fee at an annual rate of 0.30% of net assets.

Examples

The examples below are intended to help you compare the cost of investing in SDGF with the cost of investing in the DGMMF. The examples assume that you invest $10,000 in the specified fund for the time periods indicated, that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the operating expenses remain the same as shown above. The examples do not reflect the impact of any fee waivers or expense reimbursements. The examples assuming redemption do not reflect the effect of any taxable gain or loss at the time of the redemption. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be as shown in the respective table below (footnotes for all tables appear after the final table).

DGMMF’s Gross Expense Ratios are not expected to materially change as a result of the merger with SDGF.

Expenses based upon gross expenses prior to fee waivers and expense reimbursements)

SDGF

	1 year	3 years	5 years	10 years
Class S	$143	$443	$766	$1,680
Class D	$72	$224	$390	$871

DGMMF

	1 year	3 years	5 years	10 years
Class A	$64	$202	$351	$786

C. COMPARISON OF INVESTMENT RESULTS

Investment Results for Periods Ended December 31, 2012

The bar charts below show how the SDGF investment results have varied from year to year, and the Investment Results table following each bar chart shows the SDGF average annual total returns for various periods. All Fund results reflect the reinvestment of dividends, if any. Fund results reflect any fee waivers and/or expense reimbursements. Past results are not predictive of future results.

Annual Total Returns for SDGF Class S Shares

for the years ended December 31

SDGF

Investment results (with maximum sales charges)

Average annual total returns for periods ended December 31, 2012

	Past 1 Year	Past 5 Years	Past 10 Years
Class S shares	0.08%	0.49%	1.50%
Class D shares	0.08%	0.58%	1.81	%*

*	Class D shares were first offered to the public on May 3, 2004. The return presented is for the life of the class.

Selected Daily Government Fund Yield, Class S Shares

as of December 31, 2012

7-Day SEC Yield	0.00%

You can obtain Selected Daily Government Fund’s most recent 7-day SEC Yield by calling Investor Services toll-free at 1-800-243-1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

Annual Total Returns for DGMMF Class A Shares

for the years ended December 31

DGMMF

Investment results (with maximum sales charges)

Average annual total returns for periods ended December 31, 2012

	Past 1	Past 5	Past 10
	Year	Years	Years
Class A shares	0.04%	0.52%	1.58%

Davis Government Money Market Fund 7-Day SEC Yield, Class A, B, C & Y Shares

as of December 31, 2012

7-Day SEC Yield	0.00%

You can obtain Davis Government Money Market Fund’s most recent 7-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

D. SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Comparison of Investment Objective, Principal Strategies and Risks

Investment Objective

Both Funds are money market funds (both seek to maintain a $1.00 net asset value per share) investing exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities.

SDGF’s investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity.

DGMMF’s investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Both Funds are money market funds that seek to preserve the value of your investment at $1.00 per share. There can be no guarantee that either Fund will be successful in maintaining a $1.00 share price.

Both Funds invest exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Funds seek to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Funds’ portfolios maintain a dollar-weighted average maturity of sixty days or less.

Principal Investment Risks

Because of their similar investment objectives and strategies, the DGMMF and the SDGF have substantially similar risks. The following is a discussion of the principal risks of investing in the DGMMF and SDGF. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectuses and statements of additional information of the DGMMF and SDGF. After the Reorganization, the investments of each shareholder will be subject to the DGMMF risks.

U.S. Government Securities risk. Government securities, like other debt securities, generally, are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Repurchase Agreement risk. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses.

Variable Current Income risk. The income which the Fund pays to investors is not stable.

Interest Rate risk. Interest rate increases can cause the price of a debt security to decrease.

Inflation risk. Also called purchasing power risk, is the chance that the cash flows from an investment won’t be worth as much in the future because of changes in purchasing power due to inflation.

Credit risk. The issuer of a fixed income security (potentially even the U.S. Government) may be unable to make timely payments of interest and principal.

Changes in Debt Rating risk. If a rating agency gives a fixed income security or its issuer a low rating, the value of the security will decline because investors will demand a higher rate of return.

Fees and Expenses risk. The Fund may not earn enough through income to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Disclosure of Portfolio Holdings

DGMMF and SDGF have identical policies regarding disclosure of their portfolio securities. A description of the DGMMF’s and SDGF’s policies and procedures with respect to the disclosure of the portfolio securities is available in the Statement of Additional Information for each fund.

Investment Restrictions and Limitations

The fundamental and non-fundamental investment policies of SDGF and DGMF are substantially the same. Appendix B contains a complete list of those policies. After the Reorganization, the assets of SDGF’s shareholders will be managed subject to the fundamental and non-fundamental investment restrictions and limitations of the DGMMF.

Legal Proceedings

Neither SDGF nor DGMMF are currently subject to any legal proceedings which the Adviser believes have the potential to have a material impact of the Funds’ operations.

E. KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Proxy Statement/Prospectus in Appendix A.

1. SUMMARY OF THE PROPOSED REORGANIZATION

On September 10, 2013 the Board of Directors of DGMMF approved the Agreement. On October 25, 2013, the Board of Trustees of SDGF approved the Agreement, which contemplates the transfer to the DGMMF of all of the assets of SDGF in exchange for Class A shares of DGMMF and the assumption by the DGMMF of all SDGF’s liabilities. Following the transfer, the Class A shares of DGMMF will be distributed to shareholders of SDGF in liquidation of the Fund and SDGF will subsequently be dissolved. SDGF will also terminate its registration under the 1940 Act by filing the appropriate application with the SEC.

Both Funds are money market funds (both seek to maintain a $1.00 net asset value per share) investing exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Board of Trustees of SDGF believes that the Reorganization would not materially alter the nature of the investments of the Fund’s shareholders.

As a result of the Reorganization, each shareholder of SDGF will receive one Class A share of DGMMF for each Class S or Class D share of SDGF that such shareholder holds at the time of the transaction (the “Closing Date”). The Closing Date is currently scheduled to take place on December 27, 2013 and done in conjunction with the liquidation and dissolution of SDGF. The Boards of each Fund have determined that the interests of existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. For the reasons set forth below under “Reasons for the Reorganization,” the Board of Trustees of SDGF, including its Independent Trustees, concluded that the Reorganization would be in the best interest of the shareholders of SDGF and recommends approval of the Agreement.

Completion of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by the Parties. The Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the interests of the shareholders of a Fund may be made after the Special Meeting of SDGF’s shareholders.

SDGF will pay its expenses associated with the Reorganization, including the expenses of soliciting proxies.

2. DESCRIPTION OF DGMMF SHARES

DGMMF is an authorized series of Davis Series, Inc. which is registered with the SEC as an open-end management investment company. DGMMF may issue shares in different classes. The Fund’s shares currently are divided into four classes of shares: A, B, C and Y. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of Davis Series, Inc.’s shares represent an interest in the assets of the series issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share.

For some issues, such as the election of directors, all of Davis Series, Inc.’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and Davis Series, Inc.’s bylaws, DGMMF does not hold regular annual shareholder meetings. shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. Davis Series, Inc. will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.

DGMMF’s Shares will be sold and redeemed based upon the net asset value (“NAV”) per share of DGMMF’s shares next determined after receipt of the purchase or redemption request. As further described in DGMMF’s Prospectus and Statement of Additional Information, DGMMF seeks to preserve an NAV of $1.00 per share.

SDGF and DGMMF offer checkwriting privileges. Upon completion of the Reorganizations, redemptions based on checks written from a SDGF account may be debited from your Class A share account in DGMMF.

3. REASONS FOR THE REORGANIZATION

Davis recommended the Reorganization. On September 10, 2013 the Board of Directors of DGMMF approved the Reorganization. On October 25, 2013 the Board of Trustees of SDGF approved the Reorganization. The Boards have each determined that the Reorganization is in the best interests of the shareholders of the respective Fund and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund. Each Board has unanimously approved the Agreement and the Reorganization and the Boards of Trustees of SDGF recommends that its shareholders vote in favor of the Reorganization by approving the Agreement.

In considering the Reorganization, the Boards considered a number of factors, including among others the following:

(1) The current credit and interest rate environment has made it very difficult for money market funds to maintain a $1.00 per share net asset value. If they invest substantially in U.S. Treasury securities, expenses will generally exceed gross yields.

(2) Due to the current low interest rate environment, Davis is waiving virtually all investment management fees and reimburse some of the Funds’ operating expenses to preserve the Funds’ $1.00 per share net asset value. The Boards believe that the current situation is not sustainable by Davis in the long run.

(3) The Boards of Trustees of SDGF considered that the gross expense ratio (prior to Davis’ fee waivers and expense reimbursements) of DGMMF are currently less than the gross expense ratio of SDGF (prior to Davis’ fee waivers and expense reimbursements). The merger of SDGF into DGMMF is not expected to have a material impact on the gross expense ratio of DGMMF.

(4) As a result of expected continuing redemptions from SDGF, the Fund’s gross expense ratio is expected to increase. Davis is not prepared to continue to waive its advisory fees and reimburse other expenses if SDGF’s gross expense ratio increases as anticipated.

(5) Both Funds are money market funds (both seek to maintain a $1.00 net asset value per share) investing exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. In addition, Davis is the investment manager of DGMMF as well as SDGF, and the other service providers of the DGMMF (and their fee arrangements with the fund) are identical to those of SDGF.

(6) The Reorganization is intended to permit SDGF shareholders to exchange their investment for an investment in DGMMF without recognizing gain or loss for federal income tax purposes.

(7) The Funds have different exchange options. SDGF is part of the Selected Funds family of funds and shares of SDGF may be exchanged for shares of other members of the Selected Funds family of funds, but not the Davis Funds family of funds. DGMMF is part of the Davis Funds family of funds and shares of DGMMF may be exchanged for shares of other members of the Davis Funds family of funds but not the Selected Funds family of funds. Selected Funds offer shares on a “No-Load” basis without charging a front-end, back-end, or continuing sales charge. Davis Funds offer shares on a “load” basis charging either a front-end, back-end, or continuing sales charge. If share of DGMMF acquired in the merger are exchanged for other Davis Funds, the exchange may be subject to a sales charge.

For the reasons described above, the Boards of Directors for SDGF unanimously recommend a vote IN FAVOR of the proposed Agreement and the resulting Reorganization.

If the Agreement is not approved by the shareholders of SDGF, the Board of Trustees may consider other alternatives, such as the liquidation of the Fund. Such other actions may require shareholder approval.

4. FEDERAL INCOME TAX CONSEQUENCES

Both Funds intend to qualify, as of the Closing Date, as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, both of the Funds have been, and expect to continue to be, relieved of all or substantially all federal income taxes. The exchange of the assets of SDGF for shares of DGMMF and the assumption by DGMMF of the liabilities of SDGF, and the liquidation of SDGF, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) Code. The Funds do not intend to obtain an independent tax opinion. Based on certain assumptions and on the existing provisions of the Code, Treasury regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes, Davis believes that:

(1)	The transfer of all of the assets and liabilities of SDGF to DGMMF in exchange for shares of DGMMF and the distribution to shareholders of SDGF of shares of DGMMF, as described in the Agreement, will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and SDGF and DGMMF will each be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	No gain or loss will be recognized by SDGF upon (a) the transfer of its assets and liabilities to DGMMF in exchange for the issuance of shares of DGMMF to SDGF and the assumption by DGMMF of SDGF’s liabilities, if any, and (b) the distribution by SDGF to its shareholders of shares of DGMMF received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

(3)	No gain or loss will be recognized by DGMMF upon its receipt of the assets and liabilities of SDGF in exchange for the issuance of shares of DGMMF to SDGF and the assumption by DGMMF of SGDF’s liabilities, if any (Section 1032(a) of the Code);

(4)	The tax basis of DGMMF shares received by a shareholder of SDGF will be the same as the tax basis of the shareholder’s SDGF’s shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

(5)	The tax basis of DGMMF in the assets and liabilities of SDGF received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of SDGF immediately before the Reorganization (Section 362(b) of the Code);

(6)	The tax holding period for the shares of DGMMF issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of SDGF exchanged therefore, provided that the shareholder held such shares of SDGF as capital assets;

(7)	The tax holding period for DGMMF with respect to the assets and liabilities of SDGF received in the Reorganization will include the period for which such assets and liabilities were held by SDGF (Section 1223(2) of the Code); and

(8)	SDGF shareholders will not recognize gain or loss upon the exchange of their shares of SDGF for shares of DGMMF as part of the Reorganization.

Shareholders of SDGF should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, including state and local tax consequences, if any, of the Reorganization.

The Funds do not intend to obtain an independent tax opinion. There can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect.

Significant holders of the Funds. Pursuant to the Internal Revenue Service Code Section 1.368-3(b), each significant holder of a fund, as defined therein, must include a statement on or with its return for the taxable year of the Reorganization stating the names and employer identification numbers (if any) of all of the parties to the Reorganization, the date of the Reorganization, and the fair market value of the shares of the fund held by such holder and the holder’s basis in such shares immediately before the Reorganization. This is not tax advice and should not be relied on as such. Please consult your tax adviser for more information.

5. COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between SDGF and the rights of its shareholders and DGMMF and the rights of its shareholders. Further information about DGMMF and SDGF can be found in their respective Prospectuses and Statements of Additional Information. A summary of Ohio business trust law and Maryland corporation law, and a comparison of the relevant provisions of the governing documents of DGMMF and SDGF, are included in Appendix C to this Proxy Statement/Prospectus.

Organization. DGMMF is a series of Davis Series, Inc. which is organized as a Maryland corporation. SDGF is a series of Selected Capital Preservation Trust which is organized as an Ohio business trust. SDGF is authorized to issue an unlimited number of shares of beneficial interest. Davis Series has been authorized to issue 10,000,000,000 shares. Each funds operations are governed by their respective formation documents, as amended, by-laws and applicable state laws as well as the 1940 Act.

Shareholder Liability. Under Maryland law, shareholders of a corporation are generally limited liability as corporate shareholders and are permitted broad indemnification rights. Under Ohio law, shareholders of a Ohio business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, SDGF’s Declaration of Trust provides that no Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. In addition, the risk of a shareholder of either SDGF or DGMMF incurring financial loss on account of shareholder liability is remote because it is limited to circumstances in which the Funds themselves would be unable to meet their obligations.

Ohio business trust law does not explicitly provide for the separation of assets and liabilities among separate series of a Ohio business trust. By contrast, the Maryland statute provides a mechanism so that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series.

Comparison of Voting Rights. Each shareholder of DGMMF is entitled to one vote for each dollar of net asset value of the Fund such shareholder owns. Each shareholder of SDGF is entitled to one vote for share or fraction of a share of the Fund such shareholder owns. Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees or Directors. Unless a larger number is required by law, the presence in person or by proxy of (one-quarter for SDGF or one-third for DGMMF) the outstanding shares entitled to vote on a matter constitutes a quorum for a shareholder’s meeting.

6. COMPARISON OF VALUATION PROCEDURES; PURCHASE, REDEMPTION, EXCHANGE AND DIVIDEND

POLICIES

SDGF and DGMMF have adopted the similar pricing procedures. Both funds comply with Rule 2a-7 and seek to preserve the net asset value of each share class at $1.00. Both of the Funds calculate their net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading.

SDGF and DGMMF have similar share purchase and redemption policies. Shares of the funds will be purchased or redeemed at the net asset value per share next determined after a shareholder’s request is received and accepted.

The investment minimum as well as minimum additional investment will vary based on share class as shown in the table below:

Investment Minimum/ Subsequent Minimum	Class S	Class D	Class A
SDGF	$1,000/ $25	$10,000/ $25	NA
DGMMF	NA	NA	$1,000/ $25

Both Funds declares daily dividends from net investment income and distributes the accrued dividends to shareholders each month.

The Funds have different exchange options. SDGF is part of the Selected Funds family of funds and shares of SDGF may be exchanged for shares of other members of the Selected Funds family of funds, but not the Davis Funds family of funds. DGMMF is part of the Davis Funds family of funds and shares of DGMMF may be exchanged for shares of other members of the Davis Funds family of funds but not the Selected Funds family of funds. Selected Funds offer shares on a “No-Load” basis without charging a front-end, back-end, or continuing sales charge. Davis Funds offer shares on a “load” basis charging either a front-end, back-end, or continuing sales charge. If share of DGMMF acquired in the merger are exchanged for other Davis Funds, the exchange may be subject to a sales charge.

Further information regarding these matters is available in the relevant fund’s prospectuses and Statements of Additional Information.

7. CAPITALIZATION

The following table sets forth as of December 31, 2012: (1) the audited capitalization of SDGF, and (2) the unaudited pro forma combined capitalization of DGMMF and SDGF assuming the Reorganization has been approved and completed. If the Reorganization is completed, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Funds.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
SDGF Class S Shares	$3,552,389	3,552,389	$1.00
SDGF Class D Shares	$22,779,008	22,779,008	$1.00
DGMMF Class A Shares	$236,956,541	236,956,541	$1.00
Pro Forma as adjusted:
DGMMF Class A Shares	$263,287,938	263,287,938	$1.00

8. INVESTMENT ADVISER

Davis Selected Advisers, L.P. (“Davis”) serves as investment adviser to both SDGF and DGMMF. Davis Selected Advisers-NY, Inc. serves as a sub-adviser to SDGF and DGMMF. The principal office of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. The principal office of Davis Selected Advisers-NY, Inc. is 620 Fifth Avenue, New York, NY 10020. The total management fees paid by SDGF and DGMMF, as a percentage of average net assets, for the previous fiscal year (and estimated for the current fiscal year of DGMMF) appear in the Operating Expenses table above under the heading “Comparison Fee Table and Examples.”

9. DISTRIBUTION

Davis Distributors, LLC. is the principal underwriter of the shares of both SDGF and DGMMF. No share class of SDGF or DGMMF are sold with an initial sales charge or a contingent deferred sales charge. Davis Distributors LLC’s principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85756.

10. SERVICE PROVIDERS

Boston Financial Data Services, Inc., P.O. Box 8243, Boston, Massachusetts 02266-8243 serves as the transfer agent for both SDGF and DGMMF. As the transfer agent Boston Financial Data Services maintains the records of shareholder accounts, processes purchases and redemptions of shares of the Funds, acts as dividend and capital gain distribution disbursing agent for the Funds, and performs other related shareholder service functions for the Funds. For certain shareholder accounts, third parties who may be unaffiliated with Davis provide transfer agency and shareholder services in place of Boston Financial Data Services. These services are rendered under agreements with Davis Distributors LLC or its affiliates and the third parties receive compensation according to such agreements, which will remain in place after the reorganization.

State Street Bank and Trust Company, One Lincoln Street, Boston Massachusetts, 02111 is the custodian for the cash and securities of both SDGF and DGMMF.

11. FINANCIAL HIGHLIGHTS

The financial highlights for SDGF and DGMMF are intended to help you understand the financial performance of the Funds for the past five fiscal years. This information has been audited by the Funds’ independent registered public accounting firm, KPMG LLP, whose reports, along with the Funds’ financial statements and related notes, are included in the Funds’ annual reports, which are available by request and are incorporated by reference herein.

Davis Government Money Market Fund and Selected Daily Government Fund

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, B, C, and Y:
Six months ended June 30, 2013[d]	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2012	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2011	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2010	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2009	$1.000	$0.003		$—	$0.003
Year ended December 31, 2008	$1.000	$0.022		$—	$0.022
Selected Daily Government Fund Class S:
Six months ended June 30, 2013[d]	$1.000	$0.001		$—	$0.001
Year ended December 31, 2012	$1.000	$0.001		$—	$0.001
Year ended December 31, 2011	$1.000	$0.001		$—	$0.001
Year ended December 31, 2010	$1.000	$0.001		$—	$0.001
Year ended December 31, 2009	$1.000	$0.002		$—	$0.002
Year ended December 31, 2008	$1.000	$0.020		$—	$0.020

Selected Daily Government Fund Class D:
Six months ended June 30, 2013[d]	$1.000	$0.001	$—	$0.001
Year ended December 31, 2012	$1.000	$0.001	$—	$0.001
Year ended December 31, 2011	$1.000	$0.001	$—	$0.001
Year ended December 31, 2010	$1.000	$0.001	$—	$0.001
Year ended December 31, 2009	$1.000	$0.003	$—	$0.003
Year ended December 31, 2008	$1.000	$0.024	$—	$0.024

[a]	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.
[b]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser/Distributor.
[c]	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
[d]	Unaudited.

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]
$— [e]	$—	$—	$— [e]	$1.000	0.04%	$242,563	0.64%[f]	0.08%[f]	0.08%[f]	NA
$— [e]	$—	$—	$— [e]	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA
$— [e]	$—	$—	$— [e]	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA
$— [e]	$—	$—	$— [e]	$1.000	0.02%	$320,687	0.61%	0.21%	0.02%	NA
$(0.003)	$—	$—	$(0.003)	$1.000	0.28%	$299,642	0.63%	0.47%	0.30%	NA
$(0.022)	$—	$—	$(0.022)	$1.000	2.26%	$395,211	0.57%	0.57%	2.30%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.07%	$4	1.55%[f]	0.02%[f]	0.14%[f]	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$4	1.40%	0.12%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$4	1.33%	0.08%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$4	1.29%	0.22%	0.08%	NA
$(0.002)	$—	$—	$(0.002)	$1.000	0.20%	$4	1.17%	0.54%	0.31%	NA
$(0.020)	$—	$—	$(0.020)	$1.000	2.05%	$4	0.94%	0.75%	2.09%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.07%	$21	0.75%[f]	0.02%[f]	0.14%[f]	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$23	0.70%	0.12%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$23	0.67%	0.08%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$23	0.67%	0.22%	0.08%	NA
$(0.003)	$—	$—	$(0.003)	$1.000	0.29%	$24	0.57%	0.44%	0.41%	NA
$(0.024)	$—	$—	$(0.024)	$1.000	2.40%	$67	0.40%	0.40%	2.44%	NA

[e]	Less than $0.0005 per share.
[f]	Annualized.

THE BOARD RECOMMENDS

A VOTE “FOR” THE PROPOSED REORGANIZATION.

II. VOTING INFORMATION

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Trustees of SDGF to solicit your vote for the proposed Reorganization at a Special Meeting of the shareholders of SDGF. The Special Meeting will be held at the offices of Davis Selected Advisers, L.P., 3601 E. Britannia, Tucson, Arizona 85756, on December 17, 2013, at 8:30 a.m. Mountain Standard time.

You may vote in one of four ways:

•	☐ complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);

•	☐ via the internet at the web address printed on your proxy ballot;

•	☐ call the toll-free telephone number printed on your proxy ballot; or

•	☐ attend the Special Meetings in person.

PLEASE NOTE THAT, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given. If you want to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to SDGF. You may also give written notice of revocation in person at the Special Meetings. All properly executed proxies received in time for the Special Meetings will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of record on October 25, 2013 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of SDGF held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote at the Fund’s Special Meeting.

A majority of the shareholders of SDGF entitled to vote must be present in person or by proxy to constitute a quorum for SDGF. When a quorum is present, the affirmative vote of 50% or more of SDGF’s outstanding shares is required to approve the Reorganization of SDGF.

If a quorum of shareholders of SDGF is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus with respect to SDGF are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for SDGF to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to SDGF may be transacted at any such adjourned session(s) at which a quorum is present. SDGF’s Special Meeting may be adjourned from time to time by a majority of the votes SDGF properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meetings may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote in favor of the proposal if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct the persons named in the proxy to vote against the proposal. The votes may be counted and proposals approved at a Special Meeting for the Fund, including a meeting after adjournment.

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, SDGF may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. SDGF also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Approval of a proposal will occur only if a sufficient number of votes are cast “FOR” the proposal. If shareholders of the Fund do not vote to approve the Reorganization, the Board of Trustees of SDGF will consider other possible courses of action with respect to SDGF, including liquidating SDGF.

A shareholder of SDGF who objects to the proposed Reorganization of SDGF will not be entitled under either Ohio business trust law or SDGF’s Declaration of Trust to demand payment for, or an appraisal of, his or her shares. Shareholders, however, should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is completed, shareholders will be free to redeem the shares of the DGMMF that they receive in the transaction at their then current NAV. Shares of the Funds may be redeemed at any time prior to the consummation of the Reorganization at their current NAV. Shareholders of the Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

A. METHOD AND COST OF SOLICITATION

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of SDGF for use at the Special Meeting. The Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include email or oral communications by certain employees of Davis, who will not be paid for these services. In addition, Boston Financial Data Services has been engaged to assist in the solicitation of proxies, at an estimated cost of between $XX and $XX. SDGF will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies. Davis Selected Advisers, L.P. has undertaken to reimburse expenses in order to maintain SDGF’s $1.00 per share net asset value, therefore, practically all expenses of the proposed reorganization will be reimbursed by Davis Selected Advisers, L.P.

B. RIGHT OF REVOCATION

Any shareholder of SDGF giving a proxy may revoke it before it is exercised at the Fund’s Special Meeting, either by providing written notice to SDGF, by submission of a later-dated and duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy by voting again through the toll-free number or the web address listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy for that Special Meeting.

Davis Government Money Market Fund and Selected Daily Government Fund

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, B, C, and Y:
Six months ended June 30, 2013[d]	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2012	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2011	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2010	$1.000	$—	[e]	$—	$—	[e]
Year ended December 31, 2009	$1.000	$0.003		$—	$0.003
Year ended December 31, 2008	$1.000	$0.022		$—	$0.022
Selected Daily Government Fund Class S:
Six months ended June 30, 2013[d]	$1.000	$0.001		$—	$0.001
Year ended December 31, 2012	$1.000	$0.001		$—	$0.001
Year ended December 31, 2011	$1.000	$0.001		$—	$0.001
Year ended December 31, 2010	$1.000	$0.001		$—	$0.001
Year ended December 31, 2009	$1.000	$0.002		$—	$0.002
Year ended December 31, 2008	$1.000	$0.020		$—	$0.020
Selected Daily Government Fund Class D:
Six months ended June 30, 2013[d]	$1.000	$0.001		$—	$0.001
Year ended December 31, 2012	$1.000	$0.001		$—	$0.001
Year ended December 31, 2011	$1.000	$0.001		$—	$0.001
Year ended December 31, 2010	$1.000	$0.001		$—	$0.001
Year ended December 31, 2009	$1.000	$0.003		$—	$0.003
Year ended December 31, 2008	$1.000	$0.024		$—	$0.024

[a]	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.
[b]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser/Distributor.
[c]	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
[d]	Unaudited.

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]
$— [e]	$—	$—	$— [e]	$1.000	0.04%	$242,563	0.64%[f]	0.08%[f]	0.08%[f]	NA
$— [e]	$—	$—	$— [e]	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA
$— [e]	$—	$—	$— [e]	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA
$— [e]	$—	$—	$— [e]	$1.000	0.02%	$320,687	0.61%	0.21%	0.02%	NA
$(0.003)	$—	$—	$(0.003)	$1.000	0.28%	$299,642	0.63%	0.47%	0.30%	NA
$(0.022)	$—	$—	$(0.022)	$1.000	2.26%	$395,211	0.57%	0.57%	2.30%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.07%	$4	1.55%[f]	0.02%[f]	0.14%[f]	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$4	1.40%	0.12%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$4	1.33%	0.08%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$4	1.29%	0.22%	0.08%	NA
$(0.002)	$—	$—	$(0.002)	$1.000	0.20%	$4	1.17%	0.54%	0.31%	NA
$(0.020)	$—	$—	$(0.020)	$1.000	2.05%	$4	0.94%	0.75%	2.09%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.07%	$21	0.75%[f]	0.02%[f]	0.14%[f]	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$23	0.70%	0.12%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$23	0.67%	0.08%	0.08%	NA
$(0.001)	$—	$—	$(0.001)	$1.000	0.08%	$23	0.67%	0.22%	0.08%	NA
$(0.003)	$—	$—	$(0.003)	$1.000	0.29%	$24	0.57%	0.44%	0.41%	NA
$(0.024)	$—	$—	$(0.024)	$1.000	2.40%	$67	0.40%	0.40%	2.44%	NA

[e]	Less than $0.0005 per share.
[f]	Annualized.

C. VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of SDGF at the close of business on the Record Date will be entitled to be present and vote at the Special Meetings. Each share of any class of shares is entitled to one vote per share. The following tables show the outstanding shares of SDGF by share class as of the Record Date.

Class	Number of shares outstanding
Class S	XX
Class D	XX

As of October 31, 2013, shareholders of record and/or beneficial owners (to SDGF’s knowledge) who owned five percent or more of the Fund’s shares are set forth below:

As of October 31, 2013, the Officers and Trustees of SDGF, as a group, owned of record and beneficially approximately 2% of the outstanding voting securities SDGF.

Name of Shareholder	Class S Shares	Percent Ownership
Reliance Trust Co.	846,077.610	24.33%
Atlanta, GA
David B. & Cynthia K. Weiner	340,265.320	9.78%
Chico, CA

Name of Shareholder	Class D Shares	Percent Ownership
Shelby Cullom Davis & Co.	8,249,249.260	40.12%
New York, NY
Chicago Title & Trust Co.	1,030,046.480	5.01%
Chicago, IL

D. INTEREST OF CERTAIN PERSONS IN THE REORGANIZATION

A beneficial owner of 25% or more of a voting security of a Fund is presumed to have “control” of the Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. A person who controls a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of the Fund. Based on the information provided above, as of October 31, 2013 Shelby Cullom Davis & Co. L.P. (Shelby Cullom Davis & Co. L.P. may be contacted by send a letter in care of Davis at Davis’ principal address), owned a controlling interest in SDGF. Shelby Cullom Davis & Co. L.P. receives no extra or special benefit not shared on a pro rata basis by all other holders of the same Class of shares.

Davis serves as investment adviser to both SDGF and DGMMF. DGMMF pays Davis a higher management fee computed as a percentage of assets than does SDGF (see Comparison of Advisory Fees and Break Point Schedules, above). Consequently, transferring assets from SDGF to DGMMF would increase the gross advisory fees received by Davis. However, Davis is currently waiving the advisory fees and reimbursing expenses for both Funds.

III. FURTHER INFORMATION ABOUT THE FUNDS

(Including Prospectuses, Annual Report, Semi-Annual Report and Statement of Additional Information)

DGMMF

By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

By Mail. Write to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406.

On the Internet. www.davisfunds.com.

SDGF

By Telephone. Call Selected Funds toll-free at 1-800-243-1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

By Mail. Write to Selected Funds c/o State Street Bank and Trust Company, P.O. Box 8243, Boston, MA 02266-8243.

On the Internet. www.selectedfunds.com.

DGMMF or SDGF

DGMMF and SDGF are subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Securities and Exchange Commission.

From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by visiting the Public reference Room or writing the Public Reference Section of the SEC, Washington, DC 20549-1520, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the Fund are also available on the EDGAR database on the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-551-8090.

Shareholder reports, proxy statements, registration statements and other information filed by SDGF and DGMMF may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549,

IV. MISCELLANEOUS MATTERS

A. OTHER BUSINESS

The Board of Trustees of SDGF knows of no other business to be brought before the Special Meetings. If any other matters come before a Fund’s Special Meeting, the Board of Trustees of SDGF intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B. NEXT MEETING OF SHAREHOLDERS

SDGF is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, SDGF seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of SDGF (if any), will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by SDGF at its office at a reasonable time before SDGF begins to print and mail its proxy, as determined by the Board of Trustees, to be included in SDGF’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C. LEGAL MATTERS

Greenberg Traurig, LLP serves as counsel to the Selected Funds and their Independent Directors. Greenberg Traurig, LLP also serves as counsel to the Davis Funds and their Independent Directors.

D. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of both SDGF and DGMMF for the year ended December 31, 2012, contained in the Funds’ 2012 Annual Reports to Shareholders, have been audited by KPMG LLP, an independent registered public accounting firm, which are incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Selected Daily Government Fund, an authorized series of Selected Capital Preservation Trust

/s/ Thomas Tays

Thomas Tays

Secretary, Selected Daily Government Fund

Dated: November xx, 2013

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 25th day of October, 2013, by and between Davis Series, Inc., a Maryland corporation, with its principal place of business at 3601 E. Britannia, Tucson Arizona 85756 (the “Surviving Fund Registrant”), on behalf of its series, Davis Government Money Market Fund (the “Surviving Fund”), and Selected Capital Preservation Trust, an Ohio business trust, with its principal place of business at 3601 E. Britannia, Tucson Arizona 85756 (the “Reorganizing Fund Registrant”), on behalf of its series, Selected Daily Government Fund (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).

The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class S and Class D Shares (the “Reorganizing Fund Shares”)) in exchange solely for Class A Shares of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares to the holders of outstanding Reorganizing Fund Shares, and (iii) the liquidation and dissolution of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Directors of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND

SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional Class A Shares of Surviving Fund Shares determined by multiplying (a) the outstanding shares of Class S Shares and Class D Shares Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of Class S Shares and Class D Shares Reorganizing Fund Shares by (y) the net asset value per share of Class A Shares of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class S Shares and Class D Shares of Reorganizing Fund Shares will receive Class A Shares of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, cash and securities owned by the Reorganizing Fund. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, which shall be written down by the Reorganizing Fund immediately prior to the closing and excluded from the valuation of assets under paragraph 2.1 and the corresponding calculation of net asset value per share of each class of the Reorganizing Fund Shares under this Agreement.

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The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to the Closing Date. Any liabilities of the Reorganizing Fund that have not been discharged will be assumed by the Surviving Fund at the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due to such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate net asset value of the Reorganizing Fund Shares, to be distributed to Reorganizing Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.8 TERMINATION. The Reorganizing Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an

2

appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(c)(8)(ii)(A)(1) and in accordance with the valuation procedures established under such rule by the Board of Directors of the Surviving Fund Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).

2.2 VALUATION OF SHARES. The net asset value per share of Class A Shares of Surviving Fund shall be the net asset value per share of Class A Shares Surviving Fund computed at the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the valuation procedures established under such rule by the Board of the Surviving Fund or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3 SHARES TO BE ISSUED. The number of Class A Shares of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about Friday, December 27, 2013, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Davis Selected Advisers, L.P. 3601 E. Britannia, Tucson Arizona 85756, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. State Street Bank, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form sufficient to transfer good and marketable title to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the primary market in which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading shall be restricted; or (b) trading or the reporting of trading in the primary market shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. Boston Financial Data Services, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause Boston Financial Data Services, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Ohio. The Reorganizing Fund Registrant is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Reorganizing Fund. The Reorganizing Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund’s shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)	The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, (i) any provision of the Reorganizing Fund Registrant’s Declaration of Trust (or Trust Instrument) or By-Laws or (ii) of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound (except in the case of clause (ii) for violations that would not, individually or in the aggregate, reasonably be expected to (x) adversely affect the validity or enforceability of this Agreement, (y) have a material adverse effect on the Reorganizing Fund, or (z) prevent or materially impair the ability of the Reorganizing Fund to consummate the transactions contemplated by this Agreement) and, to the knowledge of the Reorganizing Fund, will not result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Reorganizing Fund Registrant or the Reorganizing Fund is a party or by which it is bound.

e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that, to the Reorganizing Fund’s knowledge, will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).

f)	Except as otherwise disclosed in writing to the Surviving Fund prior to the date of this Agreement with receipt acknowledged by the Surviving Fund, there is no litigation, administrative proceeding, or, to the Reorganizing Fund’s knowledge, investigation of or before any court or governmental body presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. Except as otherwise disclosed in writing to the Surviving Fund prior to the date of this Agreement with receipt acknowledged by the Surviving Fund, the Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

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g)	The audited financial statements of the Reorganizing Fund as of December 31, 2012, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

h)	The unaudited financial statements of the Reorganizing Fund as of June 30, 2013, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund prior to the date of this Agreement with receipt acknowledged by the Surviving Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.

j)	As of the date hereof, and as of the Closing Date, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the net asset value of the Reorganizing Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing Fund, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.

l)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance in all material respects with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)	As of the Closing Date: (i) all federal and other tax returns and reports of the Reorganizing Fund that are or have been required to be filed (or will be required to be filed for periods ending prior to or at closing) have been (or will be) duly and timely filed; (ii) all federal and other taxes shown due on such returns and reports have been (or will have been) paid, or provision shall have been made for the payment thereof; and (iii) the Reorganizing Fund has not had any tax deficiency or liability asserted against it in writing, or question with respect thereto raised in writing, by any tax authority, and, no return of the Reorganizing Fund (to the best of the Reorganizing Fund’s knowledge) is currently under audit, and (to the best of the Reorganizing Fund’s knowledge) no assessment has been asserted with respect to any return of the Reorganizing Fund. The Reorganizing Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return. To the Reorganizing Fund’s knowledge, there are no uncertain tax positions in any income or excise tax returns for any open tax periods that would result in a change to the Reorganizing Fund’s (or, after the Reorganization, the Surviving Fund’s) net asset value. The Reorganizing Fund has not been granted any waiver, extension, or comparable consent regarding application of the statute of limitations with respect to any taxes or tax return, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.

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n)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.

o)	At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Ohio, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted with receipt acknowledged by the Surviving Fund.

p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than the approval by the Reorganizing Fund Shareholders, and subject to such approval, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)	The information relating to the Reorganizing Fund to be furnished by the Reorganizing Fund Registrant for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)	As of the date hereof and as of the Closing Date, from the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7) or any other document filed with any governmental agency in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)	The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Ohio law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Ohio law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.

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u)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened or to the Reorganizing Fund’s knowledge, any investigations or inquiries pending or threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

v)	No significant deficiency, material weakness, fraud, or other factor within the fifth certification in Form N-CSR that is reasonably likely to adversely affect the internal controls of the Reorganizing Fund has been disclosed or is required to be disclosed in the Reorganizing Fund’s reports on Form N-CSR and the Reorganizing Fund is not aware of any factors relating to any such deficiency, weakness, fraud, or other factor respecting the Reorganizing Fund that would be required to be disclosed in the Reorganizing Fund’s Form N-CSR after the Closing Date.

w)	On or prior to the Closing Date, the Registration Statement (as defined in paragraph 5.7) has become effective and, to the knowledge of the Reorganizing Fund, no stop order suspending the effectiveness thereof has been issued.

x)	The Reorganizing Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Reorganizing Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends paid by the Reorganizing Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Reorganizing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

y)	Neither the Reorganizing Fund Registrant nor the Reorganizing Fund has received written notification from any tax authority that asserts a position contrary to any of the representations set forth in sub-paragraphs (s) and (x) of this paragraph 4.1.

4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of Maryland. The Surviving Fund Registrant is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Surviving Fund. The Surviving Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted.

b)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund’s shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

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c)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, (i) any provision of the Surviving Fund Registrant’s Articles of Incorporation or By-Laws or (ii) of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound (except in the case of clause (ii) for violations that would not, individually or in the aggregate, reasonably be expected to (x) adversely affect the validity or enforceability of this Agreement, (y) have a material adverse effect on the Surviving Fund, or (z) prevent or materially impair the ability of the Surviving Fund to consummate the transactions contemplated by this Agreement) and, to the knowledge of the Surviving Fund, will not result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Surviving Fund Registrant or the Surviving Fund is a party or by which it is bound.

e)	Except as otherwise disclosed in writing to the Reorganizing Fund prior to the date of this Agreement with receipt acknowledged by the Reorganizing Fund, there is no litigation, administrative proceeding or, to the Surviving Fund’s knowledge, investigation of or before any court or governmental body presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. Except as otherwise disclosed in writing to the Reorganizing Fund prior to the date of this Agreement with receipt acknowledged by the Reorganizing Fund, the Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)	The audited financial statements of the Surviving Fund as of December 31, 2012 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

g)	The unaudited financial statements of the Surviving Fund as of June 20, 2013, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund prior to the date of this Agreement with receipt acknowledged by the Reorganizing Fund. For the purposes of this sub-paragraph (f), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.

i)	As of the Closing Date: (i) all federal and other tax returns and reports of the Surviving Fund required by law to be filed have (or will have been) been filed; (ii) all federal and other taxes shown due on such returns and reports have been (or will have been) paid, or provision shall have been made for the payment thereof; (iii) the Surviving Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement; and (iv) the Surviving Fund has not had any tax deficiency or liability asserted against it in writing, or question with respect thereto raised in writing, by any tax authority, and no return of the Surviving Fund (to the best of the Surviving Fund’s knowledge) is currently under audit, and (to the best of the Surviving Fund’s knowledge) no assessment has been asserted with respect to any return of the Surviving Fund. The Surviving Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.

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j)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.

k)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws and no shareholder of the Surviving Fund has any preemptive right of subscription or purchase in respect thereof.

m)	The information relating to the Surviving Fund to be furnished by the Surviving Fund Registrant for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n)	As of the date hereof and as of the Closing Date, from the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other document filed with any governmental agency in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)	The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p)	The Surviving Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Surviving Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends paid by the Surviving Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Surviving Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

q)	Neither the Surviving Fund Registrant nor the Surviving Fund has received written notification from any tax authority that asserts a position contrary to any of the representations set forth in sub-paragraphs (n) and (o) of this paragraph 4.2.

r)	There is no plan or intention for the Surviving Fund (or any person related (as defined in Treasury Regulation Section 1.368-1(e)(4)) to the Surviving Fund) to reacquire, during the five-year period beginning on the Closing Date, any Surviving Fund Shares issued in the Reorganization, either directly or through any transaction, agreement or arrangement with any other person, aside from redemptions in the ordinary course of its business, as required by Section 22(e) of the 1940 Act. Neither the Surviving Fund nor any person related (within the meaning of Treasury Regulation Section 1.368-1(e)(4)) to the Surviving Fund has owned during the past five years, directly or indirectly, any Reorganizing Fund Shares.

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s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

t)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

u)	No significant deficiency, material weakness, fraud, or other factor within the fifth certification in Form N-CSR that is reasonably likely to adversely affect the internal controls of the Surviving Fund has been disclosed or is required to be disclosed in the Surviving Fund’s reports on Form N-CSR, and the Surviving Fund is not aware of any factors relating to any such deficiency, weakness, fraud, or other factor respecting the Surviving Fund that would be required to be disclosed in the Surviving Fund’s Form N-CSR after the Closing Date.

v)	The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, or to the Surviving Fund’s knowledge, any investigations or inquiries pending or threatened or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.

w)	On or prior to the Closing Date, the Registration Statement (as defined in paragraph 5.7) has become effective and, to the knowledge of the Surviving Fund, no stop order suspending the effectiveness thereof has been issued.

x)	Current shareholders of the Reorganizing Fund will enjoy the same privileges to transfer in and out of other funds as other current Surviving Fund shareholders after the Reorganization consistent with the Surviving Fund’s prospectus and Rule 18f-3 Plan as in effect from time to time.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

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5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

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ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND

REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust (or Trust Instrument) and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

12

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

ARTICLE IX

EXPENSES

The Reorganizing Fund will bear all expenses associated with the Reorganization. The Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except the Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. To the extent that any transfer of portfolio securities is required in connection with the Reorganization, the Reorganizing Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. The Surviving Fund also may incur transaction expenses associated with disposing of certain securities, and acquiring replacement securities, after the Reorganization is consummated in the ordinary course.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach in any material respect as of the specified date, and except for representations and warranties that already contain a materiality qualifier, which shall be true and correct in all respects by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c) a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice is given to the other party hereto.

13

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective Trustees or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SELECTED CAPITAL PRESERVATION TRUST
on behalf of its portfolio,
SELECTED DAILY GOVERNMENT FUND

By:
Name: Thomas Tays
Title: Secretary

DAVIS SERIES, INC. on behalf of its portfolio,
DAVIS GOVERFNMENT MONEY MARKET FUND

By:
Name: Thomas Tays
Title: Secretary

15

Appendix B

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

Investment Strategies Davis Government Money Market Fund (“DGMMF”) an authorized series of Davis Series, Inc. and Selected Daily Government Fund (“SDGF”) an authorized series of Selected Capital Preservation Trust invest exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. Both Funds seek to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Funds’ portfolios maintain a dollar-weighted average maturity of sixty days or less and seek to maintain a net asset value of $1.00 per share.

Fundamental Policies Following is a comparison of the fundamental policies of DGMMF and SDGF. The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

The following Fundament Policies for DGMMF and SDGF are materially the same:

(1) Diversification. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(2) Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

(3) Issuing Senior Securities. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued there under. This limitation does not apply to selling short against the box. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) Underwriting. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) Investments in Commodities and Real Estate. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

(7) Making Loans. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund’s custodian, and similar actions are not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, typically U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

SDGF has adopted the following Fundament Policy which DGMMF does not have:

(8)	Investment Objectives. Selected Daily Government Fund’s investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity.

Non-Fundamental Policies Following is a comparison of the non-fundamental policies of DGMMF and SDGF. Non-fundamental policies may be changed by the Funds’ Board of Directors/Trustees without the approval of the Funds’ shareholders.

The following Non-Fundament Policies for DGMMF and SDGF are materially the same:

1.	Illiquid Securities. The Fund may not purchase illiquid securities if more than 10% of the value of the Fund’s net assets would be invested in such securities.

2.	Name Policy. Under normal circumstances the Fund invests exclusively in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. The Fund also owns other assets that are not investments, typically cash and receivables. The Fund will comply with the Name Policy as of the time an investment is made. If at some point the Fund no longer meets the 80% test (e.g. due to market value changes), it would not be required to sell assets, although any future investments would need to be made in a manner that tends to bring the Fund back into compliance. In addition, because the 80% test applies under “normal circumstances,” a Fund could depart from the 80% requirement to take temporary defensive positions or due to other unusual events (e.g. large in-flows or redemptions).

The Fund will provide the Fund’s shareholders with at least 60 days’ prior notice before changing its Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in U.S. Government securities and repurchase agreements collateralized with U.S. Government securities.

Appendix C

Comparison of Maryland Corporations and Ohio Business Trust

Maryland Corporations

A fund, such as the DGMMF, organized as a series of Davis Series, Inc., a Maryland corporation, is governed both by the Maryland General Corporation Law (the “MGCL”) and the corporation’s Articles of Incorporation and Bylaws (together the “Charter Documents). Some of the key provisions of the MGCL and Davis Series’ Charter Documents are summarized below.

Shareholder Meetings; Election and Removal of Directors

Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Likewise DGMMF’s Charter Documents do not require an annual meeting of shareholders, but the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. DGMMF’s Board of Directors is required to call a special meeting of shareholders if so requested in writing by the holders of record of 25% or more of the outstanding shares entitled to vote.

All Portfolios of Davis Series will vote with respect to certain matters, such as election of Directors. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. The Directors serve for an indefinite period of time until the next annual meeting of shareholders and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least two-thirds of the Directors have been elected by shareholders. However, a Director may be removed by the action of the shareholders of record of a majority or more of the outstanding shares.

Liability and Indemnification of Directors

With respect to directors, the MGCL provides that a director who has met his or her standard of conduct has no liability by reason of being or having been a director. DGMMF’s Charter Documents provide that, to the maximum extent permitted by Maryland law, DGMMF will indemnify the Directors and the Directors will not be liable to the Davis Series, Inc., DGMMF, or its shareholders for money damages.

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The MGCL requires a corporation (unless its charter provides otherwise, which DGMMF’s Articles and Bylaws does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director upon the corporation’s receipt of (a) a written affirmation by the director of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Nothing in the Charter or Bylaws protects a Director against any liability to Davis Series, Inc., DGMMF, or their respective shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Liability

Under Maryland law, shareholders of a corporation generally are not personally liable for debts or obligations of a corporation. Accordingly, Davis Series’ Charter Documents contain no explicit provision for shareholder indemnification.

Ohio Business Trust

A fund, such as the SDGF, organized as a series of an Ohio Business Trust, is governed by the Declaration of Trust, By-Laws and applicable state law. Some of the key provisions of the state law and the Declaration of Trust are summarized below.

Shareholder Meetings; Election and Removal of Directors

Neither Ohio law nor the Trust documents require SDGF to hold annual meetings. The Declaration of Trust provides shareholders the ability to elect and remove directors. While the Declaration of Trust does not require an annual meeting of shareholders a majority of the Trustees or shareholders holding in the aggregate more than 10% of outstanding shares having voting rights with the matters to be brought before the meeting may call a Special Meeting.

Shareholders of the SDGF have the power to vote for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof). The Trustees serve for an indefinite period of time. Shareholders of the Trust do not have cumulative voting in the election of any Trustee or Trustees. Shares of the SDGF may be voted in person or by proxy.

Liability and Indemnification of Trustees

Former and present Trustees of SDGF are indemnified by the Selected Capital Preservation Trust to the fullest extent permitted under the Ohio law. The Declaration of Trust provides that so long as a Trustee has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the SDGF or the Trust, no Trustee shall be subject to any personal liability whatsoever to the Trust, its Shareholders or to any Trustee, officer, employee or agent thereof for any action or failure to act or to any other Person in connection with Trust Property or the affairs of the Trust.

Nothing in Declaration of Trust or the Bylaws protects a Trustee against any liability due to their own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties owed to the Trust or to any Shareholder, Trustee, officer, employee or agent thereof to any such person.

Shareholder Liability

SDGF shareholders are not personally liable for any obligation or liability of Selected Capital Preservation Trust. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities that a shareholder may become subject to by reason of his/her being a shareholder. If any shareholder or former shareholder is charged or held to be personally liable for any obligation or liability of SDGF or the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or his/her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability.

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing each Portfolio and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF

SELECTED DAILY GOVERNMENT FUND

An authorized series of Selected Capital Preservation Trust

BY AND IN EXCHANGE FOR SHARES OF

DAVIS GOVERNMENT MONEY MARKET FUND

An authorized series of Davis Series, Inc.

2949 E. Elvira Suite 101

Tucson, AZ 85756

800/279-2279

This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of Selected Daily Government Fund (“SDGF”) by Davis Government Money Market Fund (“DGMMF” and jointly as the “Funds”), consists of this cover page, pro forma financial statements and the following described documents, each of which is incorporated by reference herein:

The Statement of Additional Information of DGMMF dated May 1, 2013, as supplemented to date;

The Statement of Additional Information of SDGF dated May 1, 2013; and

The Annual Report of DGMMF and SDGF for the year ended December 31, 2012, and the Semi-Annual Report of DGMMF and SDGF for the six months ended June 30, 2013.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated November xx, 2013, relating to the above-referenced transaction has been filed with the Securities and Exchange Commission and may be obtained, without charge, by writing to SDGF or DGMMF at 2949 E. Elvira Suite 101 Tucson, AZ 85756 or by calling DGMMF at 800-279-0279 or SDGF at 80-243-1575.This Statement of Additional Information relates to, and should be read in conjunction with the Proxy Statement/Prospectus, and has been incorporated by reference into the Proxy Statement/Prospectus.

Shown below are pro forma financial statements for the Trust at September 30, 2008, as though the proposed reorganization occurred as of that date.

The date of this Statement of Additional Information is November xx, 2013.

PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combining Statement of Assets and Liabilities

as of December 31, 2012 (Unaudited)

(dollars and shares in thousands, except per share amounts)

PRO FORMA FINANCIAL STATEMENTS

	Selected Daily Government Fund	Davis Government Money Market Fund	Pro Forma Adjustments	Pro Forma Combined
Assets
Investment securities, at value	$25,934	$242,459	$—	$268,393
cost	25,934	242,459	—	268,393
Cash	1	1	—	2
Receivables for			—
Sales of fund’s shares	472	30,573	—	31,045
Other	58	396	—	454

	26,465	273,429	—	299,894
Liabilities
Purchases of investments	—	—	—	—
Repurchases of fund’s shares	99	11,976	—	12,075
Other	35	209	—	244

	134	12,185	—	12,319

Net assets	$26,331	$261,244	$—	$287,575
Net assets consist of:
Paid in Capital	$26,331	$261,244	$—	287,575
Undistributed net investment income	—	—	—	—
Net unrealized appreciation (depreciation)	—	—	—	—

	$26,331	$261,244	$—	$287,575
Net assets
Class S	$3,552	$—	$(3,552)	—
Class D	22,779	—	(22,779)	—
Class A	—	236,957	26,331	263,288
Class B	—	11,708	—	11,708
Class C	—	9,688	—	9,688
Class Y	—	2,891	—	2,891

Shares outstanding
Class S	3,552	—	(3,552)	—
Class D	22,779	—	(22,779)	—
Class A	—	236,957	26,331	263,288
Class B	—	11,708	—	11,708
Class C	—	9,688	—	9,688
Class Y	—	2,891	—	2,891
Net asset value per share
Class S	$1.00	$—	$—	—
Class D	1.00	—	—	—
Class A	—	1.00	—	1.00
Class B	—	1.00	—	1.00
Class C	—	1.00	—	1.00
Class Y	—	1.00	—	1.00

Pro Forma Combining Statement of Assets and Liabilities

as of June 30, 2013 (Unaudited)

(dollars and shares in thousands, except per share amounts)

PRO FORMA FINANCIAL STATEMENTS

	Selected Daily Government Fund	Davis Government Money Market Fund	Pro Forma Adjustments	Pro Forma Combined
Assets
Investment securities, at value	$24,267	$227,318	$—	$251,585
cost	24,267	227,318	—	251,585
Cash	2	2	—	4
Receivables for			—
Sales of fund’s shares	1	15,661	—	15,662
Other	89	374	—	463

	24,359	243,355	—	267,714
Liabilities
Purchases of investments	—	—	—	—
Repurchases of fund’s shares	26	641	—	667
Other	26	151	—	177

	52	792	—	844

Net assets	$24,307	$242,563	$—	$266,870
Net assets consist of:
Paid in Capital	$24,307	$242,563	$—	266,870
Undistributed net investment income	—	—	—	—
Net unrealized appreciation (depreciation)	—	—	—	—

	$24,307	$242,563	$—	$266,870
Net assets
Class S	$3,578	$—	$(3,578)	—
Class D	20,729	—	(20,729)	—
Class A	—	219,959	24,307	244,266
Class B	—	10,072	—	10,072
Class C	—	8,590	—	8,590
Class Y	—	3,942	—	3,942

Shares outstanding
Class S	3,578	—	(3,578)	—
Class D	20,729	—	(20,729)	—
Class A	—	219,959	24,307	244,266
Class B	—	10,072	—	10,072
Class C	—	8,590	—	8,590
Class Y	—	3,942	—	3,942
Net asset value per share
Class S	$1.00	$—	$—	—
Class D	1.00	—	—	—
Class A	—	1.00	—	1.00
Class B	—	1.00	—	1.00
Class C	—	1.00	—	1.00
Class Y	—	1.00	—	1.00

Pro Forma Combining Statement of Operations

For the year ended December 31, 2012 (Unaudited)

(dollars in thousands)

	Selected Daily Government Fund	Davis Government Money Market Fund	Pro Forma Adjustments	Pro Forma Combined
Income
Interest	$52	$505	$—	$557
Other	—	—	—	—

	52	505	—	557
Expenses
Investment advisory fees	77	1,272	117 (1)	1,466
Custodian fees	14	55	(14)	55
Transfer agent fees	32	142	—	174
Audit fees	17	22	(17)	22
Legal fees	4	5	(4)	5
Accounting fees	—	4	—	4
Reports to shareholders	1	21	(1)	21
Directors’ fees and expenses	5	33	(5)	33
Registration and filing fees	38	51	(38)	51
Excise tax	1	4	(1)	4
Miscellaneous	8	10	(5)	13
Distribution plan payments	9	—	(9)	—

Total Expenses	206	1,619	23	1,848
Reimbursement/waiver of expenses	(174)	(1,210)	(23)	(1,407)

Net expenses	32	409	—	441

Net income	$20	$96	$—	$116

(1)	Investment advisory fees have been adjusted to reflect the estimate expenses of the combined entity. The investment advisory fees have been calculated based on the fee schedule for Davis Government Money Market Fund.

Pro Forma Combining Statement of Operations

For the six months ended June 30, 2013 (Unaudited)

(dollars in thousands)

	Selected Daily Government Fund	Davis Government Money Market Fund	Pro Forma Adjustments	Pro Forma Combined
Income
Interest	$20	$194	$—	$214
Other	—	—	—	—

	20	194	—	214
Expenses
Investment advisory fees	37	597	48 (1)	682
Custodian fees	6	21	(6)	21
Transfer agent fees	16	64	—	80
Audit fees	9	11	(9)	11
Legal fees	3	3	(3)	3
Accounting fees	–	2	—	2
Reports to shareholders	2	10	(2)	10
Directors’ fees and expenses	4	16	(4)	16
Registration and filing fees	19	25	(19)	25
Excise tax	1	4	(1)	4
Miscellaneous	4	6	(3)	7
Distribution plan payments	4	—	(4)	—

Total Expenses	105	759	(3)	861
Reimbursement/waiver of expenses	(103)	(665)	3	(765)

Net expenses	2	94	—	96

Net income	$18	$100	$—	$118

(1)	Investment advisory fees have been adjusted to reflect the estimate expenses of the combined entity. The investment advisory fees have been calculated based on the fee schedule for Davis Government Money Market Fund.

Notes to Pro Forma Combining Financial Statements

December 31, 2012

1. BASIS OF COMBINATION

The unaudited Pro Forma Combining Statement of Assets and Liabilities as of December 31, 2012 and Pro Forma Combining Statement of Operations for the twelve months ended December 21, 2013 (“Proforma Statements”) reflect the accounts of Selected Daily Government Fund (“SDGF”) and Davis Government Money Market Fund (“DGMMF” and together with SDGF, “the Funds”). The Pro Forma Combining Statement of Assets and Liabilities assumes the combination was consummated after the close of business on December 31, 2013. The Pro Forma Combining Statement of Operations assumes the combination was consummated at the beginning of the fiscal year ended December 31, 2013.

The pro forma statements give effect to the proposed Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides for the transfer to DGMMF of all the assets of SDGF in exchange solely for Class A shares DGMMF and the assumption by DGMMF of SDGF’s liabilities. SDGF will then distribute such shares to its shareholders in liquidation of SDGF. Under the terms of the Agreement, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to DGMMF and the results of operations for pre-combination periods will not be restated.

The Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information.

2. SIGNIFICANT ACCOUNTING POLICIES

The pro forma financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Net asset value – The Funds value their shares in accordance with SEC rules, using the penny-rounding method, which permits the Funds to maintain a constant net asset value of $1.00 per share.

Security valuation –Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the Funds’ board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

3. FEDERAL INCOME TAXATION

The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income each year. The Funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

4. INVESTMENT ADVISORY SERVICES

DGMMF’s Investment Advisory Agreement with Davis Selected Advisors, L.P. provides for a monthly fee as of the last day of each month of 1/12 of 0.50% based upon the average daily value of net assets during a month for which the monthly fee is calculated.

PART C

OTHER INFORMATION

Item 15. Indemnification

Registrant’s Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the “Law”) permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders’ derivative suits.

In addition, the Registrant’s directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant’s adviser.

In addition to the foregoing indemnification, Registrant’s Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 16. Exhibits

(1)	Articles of incorporation. Incorporated by reference to Exhibit 28(a) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR.

(2)	By-Laws Incorporated by reference to Exhibit 28(b) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR.opies of the existing bylaws or corresponding instruments of the registrant;

(3)	Trust Agreements. N/A;

(4)	Agreement and Plan of Reorganization. Filed herewith as Appendix A to the Proxy Statement/Prospectus;

(5)	Instruments defining the rights of shareholders. Incorporated herein by reference from the Registrant’s Articles of Incorporation, By-Laws, and registration statement on Form N-1A filed on Edgar.

(6)	Investment Advisory Agreements. Incorporated by reference to Exhibit 28(d) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR;

(7)	Underwriting Agreements. Incorporated by reference to Exhibit 28(e) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR;

(8)	Bonus, profit sharing, pension or other similar contracts. N/A;

(9)	Custodial Agreements. Incorporated by reference to Exhibit 28(g) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR;

(10)	Rule 12b-1 Plan. . Incorporated by reference to Exhibit 28(m) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR;

Rule 18f-3 Plan. . Incorporated by reference to Exhibit 28(n) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR;

(11)	Opinion and consent of counsel. To be filed by amendment;

(12)	Tax opinion. N/A;

(13)	Material contracts not made in the ordinary course of business. N/A;

(14)	Consent of Independent Accountants. To be filed by amendment.

(15)	Financial Statements Omitted. N/A;

(16)	Powers of Attorney. Incorporated by reference to Exhibit 28(q) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR;

(17)	Code of Ethics. . Incorporated by reference to Exhibit 28(p) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR;

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Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to the be initial bona fide offering of them.

DAVIS SERIES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 25th day of September 2013.

DAVIS SERIES, INC.

*By:	/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

Kenneth Eich*	Principal Executive Officer	September 25, 2013
Kenneth Eich

Douglas Haines*	Principal Financial Officer; and
Douglas Haines	Principal Accounting Officer	September 25, 2013

*By:	/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

*	Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to powers of attorney. Incorporated by reference to Exhibit (q)(1) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

DAVIS SERIES, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on September 25, 2013 by the following persons in the capacities indicated.

Signature	Title

Marc P. Blum*	Director
Marc P. Blum

Andrew A. Davis*	Director
Andrew A. Davis

Christopher C. Davis*	Director
Christopher C. Davis

John Gates*	Director
John Gates

Thomas S. Gayner*	Director
Thomas S. Gayner

Samuel H. Iapalucci*	Director
Samuel H. Iapalucci

Robert P. Morgenthau*	Director
Robert P. Morgenthau

Marsha Williams*	Director
Marsha Williams

*	Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to powers of attorney. Incorporated by reference to Exhibit (q)(1) of Part C of Davis Series, Inc.’s registration statement filed on EDGAR.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

EXHIBIT INDEX

EX-99.(4)	Agreement and Plan of Reorganization. Filed herewith as Appendix A to the Proxy Statement/Prospectus;